UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2026

Yarrow Bioscience, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38356	45-3757789
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

470 James Street, Suite 007, New Haven, CT	06513
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 433-7577

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	YARW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

This Amendment No. 1 on Form 8-K/A (“Amendment No. 1”) amends the Current Report on Form 8-K of Yarrow Bioscience, Inc., a Delaware corporation formerly known as VYNE Therapeutics Inc. (the “Company” or “Yarrow”), filed on July 28, 2026 (the “Original Report”), in which the Company reported, among other events, the closing of the Merger (as defined in the Original Report) with Yarrow Bioscience, Inc., a Delaware corporation now known as Yarrow Bioscience Operating Company Corp. (“Pre-Merger Yarrow”), on July 27, 2026 (the “Closing Date”).

This Amendment No. 1 includes (i) the financial statements of Pre-Merger Yarrow as of and for the three and six months ended June 30, 2026, (ii) the financial statements of Pre-Merger Yarrow as of December 31, 2025 and October 3, 2025, and for the period from October 3, 2025 (inception) to December 31, 2025, which have been recast to give retroactive effect to the exchange ratio of 0.7171 (the “Exchange Ratio”) applied in the Merger, (iii) Pre-Merger Yarrow’s Management’s Discussion and Analysis of Financial Condition and Results of Operations as of and for the three and six months ended June 30, 2026, and (iv) the unaudited pro forma condensed combined balance sheet of the Company and Pre-Merger Yarrow as of June 30, 2026 and the unaudited pro forma condensed combined statements of operations of the Company and Pre-Merger Yarrow for the six months ended June 30, 2026 and the year ended December 31, 2025 and the related notes. In addition, a press release announcing the Company’s financial results for the quarter ended June 30, 2026 and an updated corporate presentation for the Company are being furnished with this Amendment No. 1.

This Amendment No. 1 does not amend any other item of the Original Report or purport to provide an update or a discussion of any developments at the Company or its subsidiaries, including Pre-Merger Yarrow, subsequent to the filing date of the Original Report. The information previously reported in or filed with the Original Report is hereby incorporated by reference to this Amendment No. 1.

Item 2.02.	Results of Operations and Financial Condition.

This Amendment No. 1 includes (i) the financial statements of Pre-Merger Yarrow as of and for the three and six months ended June 30, 2026, (ii) the financial statements of Pre-Merger Yarrow as of December 31, 2025 and October 3, 2025, and for the period from October 3, 2025 (inception) to December 31, 2025, which have been recast to give retroactive effect to the Exchange Ratio, (iii) Pre-Merger Yarrow’s Management’s Discussion and Analysis of Financial Condition and Results of Operations as of and for the three and six months ended June 30, 2026, and (iv) the unaudited pro forma condensed combined balance sheet of the Company and Pre-Merger Yarrow as of June 30, 2026 and the unaudited pro forma condensed combined statements of operations of the Company and Pre-Merger Yarrow for the six months ended June 30, 2026 and the year ended December 31, 2025 and the related notes.

Pre-Merger Yarrow’s Management’s Discussion and Analysis of Financial Condition and Results of Operations as of and for the three and six months ended June 30, 2026 is attached as Exhibit 99.5 and is incorporated herein by reference.

The information set forth under Item 9.01 of this Amendment No. 1 is incorporated herein by reference.

On August 13, 2026, the Company issued a press release announcing the Company’s financial results for the quarter ended June 30, 2026. A copy of the press release is furnished as Exhibit 99.7 to this Amendment No. 1.

The information set forth in this Item 2.02 with respect to the press release, and Exhibit 99.7 to this Amendment No. 1, are being furnished to the U.S. Securities and Exchange Commission (the “SEC”) and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”), regardless of any general incorporation language in such filing.

Item 7.01.	Regulation FD Disclosure.

On August 13, 2026, the Company made available an updated corporate presentation on the Company’s website.

A copy of the corporate presentation is furnished as Exhibit 99.8 to this Amendment No. 1 and is incorporated herein by reference. This Item 7.01 and Exhibit 99.8 to this Amendment No. 1 are being furnished to the SEC and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act, regardless of any general incorporation language in such filing.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The financial statements of Pre-Merger Yarrow as of December 31, 2025 and October 3, 2025, and for the period from October 3, 2025 (inception) through December 31, 2025, and the related notes thereto, which have been recast to give retroactive effect to the Exchange Ratio, are attached as Exhibit 99.3 and are incorporated herein by reference.

The financial statements of Pre-Merger Yarrow as of June 30, 2026 and for the three and six months ended June 30, 2026, and the related notes thereto, are attached as Exhibit 99.4 and are incorporated herein by reference.

(b) Pro Forma Financial Information

The unaudited pro forma condensed combined balance sheet of the Company and Pre-Merger Yarrow as of June 30, 2026 and the unaudited pro forma condensed combined statements of operations of the Company and Pre-Merger Yarrow for the six months ended June 30, 2026 and the year ended December 31, 2025 and the related notes are attached as Exhibit 99.6 and are incorporated herein by reference.

(d)	Exhibits.

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of Baker Tilly US, LLP, independent registered public accounting firm of Yarrow Bioscience Operating Company Corp. (f/k/a Yarrow Bioscience, Inc.).

99.3	Financial statements of Yarrow Bioscience Operating Company Corp. (f/k/a Yarrow Bioscience, Inc.) as of December 31, 2025 and October 3, 2025 and for the period from October 3, 2025 (inception) through December 31, 2025.

99.4	Financial statements of Yarrow Bioscience Operating Company Corp. (f/k/a Yarrow Bioscience, Inc.) as of June 30, 2026 and for the three and six months ended June 30, 2026.

99.5	Management’s Discussion and Analysis of Financial Condition and Results of Operations of Yarrow Bioscience Operating Company Corp. (f/k/a Yarrow Bioscience, Inc.) as of and for the three and six months ended June 30, 2026.

99.6	Unaudited pro forma condensed combined balance sheet of Yarrow Bioscience, Inc. and Yarrow Bioscience Operating Company Corp. (f/k/a Yarrow Bioscience, Inc.) as of June 30, 2026, and the unaudited pro forma condensed combined statements of operations for the six months ended June 30, 2026 and the year ended December 31, 2025.

99.7	Press release issued by Yarrow Bioscience, Inc. on August 13, 2026 announcing financial results for the quarter ended June 30, 2026.

99.8	Corporate presentation of Yarrow Bioscience, Inc., dated August 2026.

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YARROW BIOSCIENCE, INC.

Date: August 13, 2026	By:	/s/ Rebecca Frey
Rebecca Frey
Chief Executive Officer